EXHIBIT 99.2

TRANSAMERICA FINANCE CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Transamerica Finance Corporation (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert A. Watson (Robert A. Watson)	Chairman and Chief Executive Officer
/s/ Rosario A. Perrelli (Rosario A. Perrelli)	Executive Vice President and Chief Financial Officer

Date: March 6, 2003